SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 1999

              PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Virginia                         0-17881                   04-2985890
--------------------------------------------------------------------------------
(State or other jurisdiction)       (Commission                (IRS Employer
     of incorporation               File Number)            Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

                   PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   DeVargas Mall - Santa Fe, New Mexico

   Disposition Date - July 23, 1999

      On July 23, 1999, PaineWebber Equity Partners Three Limited Partnership ("the Partnership"), sold its interest in the DeVargas Center Joint Venture, which owns the DeVargas Mall, to its joint venture partner for a total consideration price of $11,067,485. This price included the Partnership's original net investment and the Partnership's preferred return through the date of the sale transaction. The Partnership's original net investment in the joint venture was $10,800,000, which is the amount the Partnership would have received from a third-party sale of the property at any sale price between $16,450,000 and $19,850,000. Under the terms of the DeVargas Mall joint venture agreement, the Partnership was entitled to the first $10,800,000 as a first priority from the net sale proceeds after the payment of closing costs and adjustments as well as the mortgage indebtedness of approximately $5,200,000. The co-venture partner was entitled to the next $3,285,000. Under these terms, the Partnership would not have received any amount above $10,800,000 until the sale price of the property to a third-party buyer exceeded $19,850,000. The most recent estimated valuation of the DeVargas Mall property was $18,000,000.

      DeVargas Mall was 92% leased and occupied at June 30, 1999. This compared with 92% leased and 91% occupied at the end of last quarter. A new tenant, Starbucks, which signed a lease for 1,764 square feet moved into its new space in May 1999. During the next year, fifteen leases representing a total of 25,873 square feet, or 10.4% of the Mall's total rentable area, come up for renewal. As previously reported, Albertson's, a major grocery chain that currently operates a 39,000 square feet grocery store at DeVargas Mall, acquired the Montgomery Ward site which abuts DeVargas Mall. While Albertson's planned expansion to build their new 55,000 square foot prototypical Super Store is still expected to have a positive impact on DeVargas Mall, Albertson's plans have been delayed until sometime next year. Notwithstanding the leasing changes expected to occur at DeVargas Mall over the next two years, the Partnership believed it was in the best interests of the Limited Partners to sell its interest in the Center now rather than wait and take the risk of lease-up and any potential near-term negative changes in the economy that could affect the retail segment of the real estate markets. The total net sale proceeds of approximately $11 million, or $218.99 per original $1,000 investment, will be included in the Final Distribution to the Limited Partners. As a result of the disposition of the remaining real estate investment in its portfolio, the Partnership is in the process of completing a liquidation. As part of the liquidation, a Final Distribution of approximately $15,763,000, or $312.34 per original $1,000 investment, will be made on August 13, 1999 to unitholders of record on July 23, 1999, the date of the sale of the Partnership's interest in DeVargas Mall. A formal liquidation of the Partnership is being finalized and will be completed by August 16, 1999.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Assignment of Joint Venture Interest, Release and Dissolution of Joint Venture by and between Weingarten Realty Investors and PaineWebber Equity Partners Three Limited Partnership, dated July 23, 1999.

                                    FORM 8-K

                                 CURRENT REPORT

              PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PAINEWEBBER EQUITY PARTNERS
                            THREE LIMITED PARTNERSHIP
                           --------------------------
                                  (Registrant)



                         By: Third Equity Partners, Inc.
                             --------------------------
                             Managing General Partner




                              By: /s/Thomas W. Boland
                                  --------------------
                                  Thomas W. Boland
                                  Vice President and Controller







Date:  August 9, 1999

                      ASSIGNMENT OF JOINT VENTURE INTEREST,
                    RELEASE AND DISSOLUTION OF JOINT VENTURE


      This Assignment of Joint Venture Interest, Release and Dissolution of Joint Venture ("Agreement") entered into by and between WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust ("WRI"), and PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP, a Virginia limited partnership ("PaineWebber").

                              W I T N E S S E T H:

      That the undersigned parties, WRI and PaineWebber (each individually a "Party" and collectively the "Parties"), hereby agree as follows and hereby take the actions described below:


                           I. References and Recitals

A. Effective as of April 18, 1988, DeVargas Center Joint Venture (the "Venture") was formed by the execution of that certain Joint Venture Agreement of DeVargas Center Joint Venture (the "Original Joint Venture Agreement"), between WRI/DeVargas, Inc. ("DeVargas"), a Texas corporation that was a wholly-owned subsidiary of WRI, on the one hand, and PaineWebber, on the other hand.

B. The Venture acquired and owns a certain tract of land situated in Santa Fe, Santa Fe County, New Mexico, more particularly described in Exhibit "A", which is attached hereto and incorporated by reference herein for all purposes (the "Land"), together with improvements thereon (the "Improvements"), generally known as "DeVargas Center".

C. The Original Joint Venture Agreement was amended by (i) a letter agreement between DeVargas and PaineWebber dated April 27, 1988; (ii) that certain instrument entitled "First Amendment of Joint Venture Agreement" between WRI and PaineWebber dated November 30, 1990, but effective as of September 26, 1990; and
(iii) that certain instrument effective as October 29, 1992 entitled "Second Amendment of Joint Venture Agreement" between WRI and PaineWebber (such Original Joint Venture Agreement, as amended as aforesaid, being referred to herein as the "Amended Joint Venture Agreement"). Except as otherwise herein provided, all capitalized terms defined in the Amended Joint Venture Agreement shall have the same meanings when used herein as are ascribed to them respectively in the Amended Joint Venture Agreement.

D. The interest of DeVargas in the Venture was assigned to WRI pursuant to that certain Assignment of Joint Venture Interest, executed as of April 1, 1989, from DeVargas to WRI.

E. PaineWebber has agreed to sell and convey to WRI the entirety of the interest in the Venture (being a 50% ownership interest, as stated in Section 1.6 of the Original Joint Venture Agreement) heretofore and now owned by PaineWebber, and WRI has agreed to purchase and acquire such Joint Venture Interest from PaineWebber for mutually agreed consideration. Pursuant to such transaction, the Parties have agreed to release each other from all claims relating to the Venture or DeVargas Center. Further, by virtue of the fact that 100% of the interest in the Venture shall, following and as a result of such assignment, be owned by WRI, there would be only one Venturer in the Venture, with the result that the Venture would be dissolved.


                    II. Assignment of Joint Venture Interest


      PaineWebber, as Assignor, for and in consideration of the sum of $11,067,484.92 (which sum is the total of $10,800,000 plus an amount equal to 8% per annum on such $10,800,000 from April 1, 1999 to the Effective Date hereof) and other good and valuable consideration to Assignor in hand paid by WRI, as Assignee,

      HAS GRANTED, SOLD, TRANSFERRED, ASSIGNED, and CONVEYED, and does hereby GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee, a 50% interest in the Venture, such interest being the entire interest that was vested in Assignor under the Original Joint Venture Agreement, which interest is still vested in Assignor as of this date (the "Assigned Interest").

      The Assigned Interest which is hereby conveyed expressly includes, inter alia, all profits, losses, income, deductions, credits, gains, entitlements, rights to Distributable Funds, Net Proceeds and all other distributions, preferences, and other benefits which accrue to the Assigned Interest from and after the Effective Date of this Assignment (or have heretofore accrued to the Assigned Interest but have not been distributed to and received by Assignor).

      TO HAVE AND TO HOLD the Assigned Interest unto Assignee, its successors and assigns forever. Assignor does hereby warrant and agree to forever defend title to the Assigned Interest unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Assignor, but not otherwise. Assignor further represents and warrants to Assignee that: (i) Assignor is the only party having an ownership interest in the Assigned Interest; (ii) Assignor has not heretofore sold, transferred, granted, assigned, conveyed, encumbered, pledged, or hypothecated the Assigned Interest or any part thereof; (iii) Assignor has the full right, power, and authority to execute this Assignment; (iv) all requisite partnership and corporation actions and consents necessary to authorize Assignor to execute this Assignment have been taken and obtained; (v) the joinder of no other person or entity or the obtaining of consent or approval of no other person, entity, or governmental authority is necessary to effectively grant, sell, transfer, assign, and convey the Assigned Interest; (vi) Assignor has not incurred any obligation or liability on behalf of or binding upon the Venture, other than those created in writing, executed (x) jointly by both Assignor and Assignee or (y) singly by Assignor with the express written consent of Assignee which written consent specifically identifies such obligation or liability; and
(vii) there are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor relief law contemplated by or pending or threatened against Assignor, or any property (real or personal) of Assignor. Assignor hereby agrees to indemnify and hold the Venture and Assignee harmless from and against any loss, damage, liability, cost, or expense (including reasonable attorneys' fees) resulting from or arising out of a breach of any warranty, representation, covenant, or agreement made by Assignor herein.

      Assignor agrees to cooperate with Assignee and the Venture and to execute such other and further agreements, instruments, and documents as may be reasonably required or desired by Assignee or the Venture to reflect or confirm the assignment of the Assigned Interest to Assignee; the legal fees incurred by Assignor for the review of such further agreements, instruments and documents to be borne by Assignee.

      Upon the execution of this Assignment, Assignor retains no right, title, or interest in or to the Venture or in any of the assets of the Venture, including, but not limited to, the Land, the Improvements and the other items of Venture Assets (as hereinafter defined); inasmuch as all such right, title, and interest are hereby expressly conveyed to Assignee, Assignor after the Effective Date of this Assignment expressly disclaims any interest in or to any funds of the Venture.

      Assignee hereby assumes and agrees to perform all duties and obligations of a Venturer owning the Assigned Interest in the Venture, in accordance with the terms and provisions of the Amended Joint Venture Agreement which duties and obligations are continuing and/or accrue from and after the Effective Date hereof.


                      III. Mutual Releases and Indemnities


A. PaineWebber hereby releases WRI and the Venture from all existing and future claims, demands and causes of action, known or unknown, pending or not pending, threatened or not threatened, whether in contract or in tort, whether based on common law or any judicial decision, statute, regulation or ruling, including, without limiting the generality of the foregoing, claims for losses and damages of any kind (including actual damages, exemplary and punitive damages, penalties, and consequential damages) arising from any event, occurrence, fact or condition which has occurred from the beginning of time until the date hereof, which have been or could have been asserted in any court or forum in any jurisdiction by PaineWebber relating to the Venture or DeVargas Center; provided, however, that nothing herein releases WRI from its assumption obligations or other obligations under this instrument. Without limiting the generality of the foregoing, PaineWebber acknowledges that it has received all Distributable Funds, Net Proceeds and other funds, distributions and payments which it has or will acquire any right to receive under the Amended Joint Venture Agreement.

B. WRI and the Venture hereby release PaineWebber its partners, officers, directors, shareholders or agents from all existing and future claims, demands and causes of action, known or unknown, pending or not pending, threatened or not threatened, whether in contract or in tort, whether based on common law or any judicial decision, statute, regulation or ruling, including, without limiting the generality of the foregoing, (i) the duties and obligations under that certain Consolidated Amended and Restated Promissory Note dated effective as of June 1, 1997 in the original principal amount of $5,000,000 (as subsequently amended or increased or modified the "Note"), and all loan documents executed in connection with the Note (and all modifications thereof), and (ii) claims for losses and damages of any kind (including actual damages, exemplary and punitive damages, penalties, and consequential damages) arising from any event, occurrence, fact or condition which has occurred from the beginning of time until the date hereof, which have been or could have been asserted in any court or forum in any jurisdiction by WRI or the Venture; provided, however, that nothing herein releases PaineWebber from any of its representations or warranties under this instrument.


                           IV. Dissolution of Venture

A. Heretofore and at the time of execution and delivery of this instrument, WRI owned a 50% interest in the Venture. By virtue of the assignment from PaineWebber to WRI as referred to in Section II of this instrument, WRI acquired the other 50% interest in the Venture heretofore owned by PaineWebber. WRI therefore now owns 100% of the interests in the Venture. Accordingly, inasmuch as there is only one Venturer in the Venture (namely, WRI), the Venture automatically, by operation of law, dissolved, and the entire 100% interest in the Land, the Improvements and all other assets of the Venture (collectively, the "Venture Assets") have become vested and are vested in WRI, as the sole owner thereof, subject (as to the Land and Improvements) to the lien, easements, leases and other matters of record which are still in effect and are still binding on such land.

B. In implementation and in confirmation of the vesting of all Venture Assets in WRI as result of the aforesaid dissolution of the Venture, by operation of law, DeVargas Center Joint Venture, as Grantor, has GRANTED, SOLD, and CONVEYED, and by these presents does GRANT, SELL, and CONVEY unto WRI, as Grantee, all of the following described property (herein collectively referred to as the "Venture Assets"), to-wit:

            1. The Land, together with all Improvements, all equipment, furniture, fixtures, and personalty owned by the Venture situated on the Land;

            2. To the extent they are assignable, all bonds and all warranties and guaranties (express or implied, issued in connection with or arising out of (i) the purchase and repair of all fixtures, fittings, appliances, apparatus, equipment, machinery, and other personal property owned by Grantor and affixed or attached to or placed or situated upon, or used or acquired in connection with the Land and Improvements; or (ii) the construction, alteration, maintenance, and repair of any of the Improvements;


            3. All raw materials, work and materials in progress, equipment and other tangible personal property owned by Grantor and situated on the Land;

            4. Copies of all leasing records, accounts receivable, leasing applications, tenant credit reports, and maintenance, and operating records, all keys and telephone exchange numbers relating to the Land and Improvements;

            5.  Copies   of  all   plans  and   specifications  and  structural,
      mechanical,  or engineering reports relating to the Land and Improvements;

            6. All of the rights, powers, estates, and privileges of the landlord or lessor under all leases affecting the Land or Improvements, including, without limitation, entitlement to all rent accrued and to accrue thereunder, and all of the rights of reversion and all other rights and benefits belonging or accruing to the benefit of the lessor or landlord under the aforesaid leases;

            7.  All   security   deposits  and  other  deposits  relating to the
      aforesaid leases or Improvements;

            8.  All service contracts relating to the aforesaid Improvements;

            9.  All  other  assets  of   the   Venture  (whether  similar  to or
      dissimilar from those above mentioned).

      With respect to the Land and Improvements only (but not any other Venture Assets), this conveyance is made subject to matters (referred to as the "Permitted Exceptions") of record in Santa Fe County, New Mexico, to the extent (but only to the extent) that such matters are still in effect and are still enforceable against the land or improvements;

      TO HAVE AND TO HOLD the Venture Assets, subject to the Permitted Exceptions, unto WRI, as Grantee, its successors and assigns forever; and the Venture, as Grantor, does hereby warrant and agree to forever defend title to the Venture Assets, subject to the Permitted Exceptions, unto WRI, as Grantee, its successors and assigns, against all persons claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise; provided, however, PaineWebber shall not have any liability with respect to this warranty except as to actions, if any, taken by PaineWebber itself in derogation of title to the Venture Assets.

      C. WRI will be responsible for its own legal fees and other costs and expenses incurred by it in connection with this transaction, and will indemnify PaineWebber for any liability for such fees, costs or expenses.

      D. PaineWebber will be responsible for its own legal fees and other costs and expenses incurred by it in connection with this transaction, and will indemnify WRI for any liability for such fees, costs or expenses.

      E. In addition, WRI will be responsible for legal fees of the Venture and other costs and expenses of the Venture (including excise, transfer or any other taxes assessed on the transfer of the Venture Assets) which fees, costs and expenses were incurred by WRI on behalf of the Venture.

      F. PaineWebber and WRI will each cooperate at the request of the other of such parties (each party to bear its own related costs and expenses) in the execution and filing of such certificates and documents (including, without limiting the generality of the foregoing, withdrawal of assumed name certificates, if applicable) as may be necessary or appropriate to evidence or confirm the dissolution, liquidation and termination of the Venture.


                              V. General Provisions

      A. The obligations of PaineWebber hereunder shall be binding only on PaineWebber to the extent of the consideration paid by WRI for the Assigned Interest, and neither WRI, the Venture nor anyone claiming by, through or under WRI or the Venture shall be entitled to obtain any judgment extending liability beyond such consideration or creating personal liability beyond such consideration on the part of the officers, directors, shareholders, or agents of PaineWebber or any of their successors.

      B. With respect to the Venture Assets, WRI acknowledges that, as a Venturer, it is familiar with the condition of the Venture Assets; has had the opportunity to conduct a due diligence of the investigation of the Venture Assets; and has obtained a title report covering the Venture real estate assets. With respect to physical condition, WRI accepts the conveyance of the Venture Assets, in their current condition "as-is" and "with all faults". With respect to title to the real property (which is included in the Venture Assets), WRI relies on the aforesaid title report and the warranties herein set forth.

      C. With respect to the Assigned Interest, WRI has obtained a UCC search and in acquiring the Assigned Interest has relied on the results of such UCC search and on the representations and warranties of PaineWebber as herein set forth.

      D. WRI further acknowledges that neither PaineWebber nor its partners, employees, agents or representatives have made any representation or warranty as to the condition of the Assigned Interest or the Venture Assets except as expressly provided in this Agreement.

      E. Notwithstanding anything to the contrary contained in the Amended Joint Venture Agreement, in consideration of the acquisition by WRI from PaineWebber of the Assigned Interest, PaineWebber and WRI acknowledge and agree that PaineWebber shall not receive, after March 31, 1999, the 8% per annum simple interest return on $10,800,000 as set forth in Section 4.3(c)(ii) of the Amended Joint Venture Agreement or any other amount of Distributable Funds or Net Proceeds which shall have accrued after March 31, 1999, all of which Distributable Funds and Net Proceeds are hereby allocated to WRI. All allocations of profits, losses, income, deductions, credits and gains for tax reporting purposes shall be based on the interim closing of the books of the Joint Venture as of the Effective Date.

      F. WRI agrees to cause a copy of the Form 1065 U.S. Partnership Return of Income and/or PaineWebber's Federal Schedule K-1, to be delivered to PaineWebber on or before ninety (90) days after the Effective Date.

      G. WRI further agrees to cooperate, and cause its auditors to cooperate, with PaineWebber in preparing financial reporting information relating to the period from January 1, 1999 through the Effective Date necessitated by PaineWebber's SEC reporting requirements or tax returns; provided that PaineWebber shall be responsible for the fees and expenses of the aforesaid auditors in performing the above-described services.

            EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, this the 23rd day of July, 1999 (the "Effective Date").


                         WEINGARTEN REALTY INVESTORS, a
                         Texas real estate investment


                              By: /s/ Bill Robertson, Jr.
                                  -----------------------
                                  Bill Robertson, Jr.
                                  Executive Vice President/CFO


                                                                           "WRI"

                         PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP, a Virginia limited partnership

                              By: THIRD EQUITY PARTNERS, INC., a Delaware
                                  corporation, its managing general partner


                                  By:  /s/ Peter F. Sullivan
                                       ---------------------
                                  Name: Peter F. Sullivan
                                  Title: Vice President

                                                                   "PaineWebber"


                         DEVARGAS CENTER JOINT VENTURE

                              By: Weingarten Realty Investors


                                  By: /s/ Bill Robertson, Jr.
                                      ----------------------
                                      Bill Robertson, Jr.
                                      Executive Vice President/CFO


                              By: PaineWebber Equity Partners Three Limited
                                  Partnership, a Virginia limited partnership

                                  By: Third Equity Partners, Inc., a Delaware
                                      corporation, its managing general partner


                                  By: /s/ Peter F. Sullivan
                                      ----------------------
                                  Name: Peter F. Sullivan
                                  Title: Vice President

                                                                       "Venture"

                                   EXHIBIT "A"


All the following described lot or parcels of land and real estate situate, lying and being in the City and County of Santa Fe, State of New Mexico, more particularly described as follows, to-wit:

All of Lots Two (2) and Three (3) in Block One (1) as shown on plat of survey entitled, "AMENDED PLAT DEVARGAS CENTER SUBDIVISION, WARD 3, SANTA FE, NEW MEXICO," prepared by Jack G. Horne, P.E. & L.S. No. 889 dated 12 Aug. 1971 and filed for record in the office of the County Clerk of Santa Fe County, New Mexico as Document Number 336,878, appearing in Plat Book 23 of Maps at page 34.

LESS AND EXCEPT any portion thereof conveyed to the New Mexico State Highway Commission by deeds recorded in Book 281 Miscl., pages 798, 799, 800, 801, 802, 803 and 804, records of Santa Fe County, New Mexico.